                      SECURITIES AND EXCHANGE COMMISSION
                             Washington, DC 20549


                   -----------------------------------------

                                   FORM 8-K

                                CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15 (d)
                    OF THE SECURITIES EXCHANGE ACT OF 1934



Date of Report (date of earliest event report)      January 15, 1998
                                                  --------------------


The Money Store Residential Trust 1997-I and the Originators as listed below under a Pooling and Servicing Agreement dated as of August 31, 1997 providing for the issuance of The Money Store Residential Loan Certificates, Series 1997-I

                               TMS Mortgage Inc.
                        The Money Store Home Equity Corp.
                        The Money Store/ Minnesota Inc.
                        The Money Store/ Kentucky Inc.
                        The Money Store/ D.C. Inc.
                        --------------------------
            (Exact name of registrant as specified in its charter)


New Jersey                   333-20817-10         Applied For
----------                   ------------         -----------


State or other            (Commission             (IRS Employer
jurisdiction of           File Number)            ID Number)
incorporation)


2840  Morris  Avenue,  Union,  New  Jersey   07083
-------------------------------------------------------------------
(Address of principal executive officer)


Registrant's Telephone Number,
including area code:                                 (908) 686-2000
                                                     --------------

                                    n/a
-------------------------------------------------------------------
(Former name or former address, if changed since last report)

Item 5                 Other Events
                       ------------

      Attached herein as Annex A is a copy of the Monthly Statement sent to Class A Certificate holders with respect to the January 15, 1998 Remittance Date.


Item 7                  Financial Statements and Exhibits
                        ---------------------------------

       The quarterly financial statement for the period ended September 30, 1996 for MBIA Inc. is incorporated by reference to the Form 10Q filed by MBIA Inc. with the Securities and Exchange Commission on November 14, 1996.

                                  SIGNATURES


       Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.





                                              THE MONEY STORE INC.


                                              By: /s/ Harry Puglisi
                                              ----------------------------------
                                                       Harry Puglisi
                                                          Treasurer




Dated:       January 31, 1998

                                  Schedule A

                              List of Originators
                              -------------------

                           Residential Trust 1997-1
                           ------------------------


                        The Money Store/Minnesota Inc.
                           The Money Store/D.C. Inc.
                        The Money Store/ Kentucky Inc.
                       The Money Store Home Equity Corp.
                               TMS Mortgage Inc.

                             SERVICER'S CERTIFICATE

     IN ACCORDANCE WITH SECTION 6.10 OF THE POOLING AND SERVICING AGREEMENT DATED AS OF AUGUST 31, 1997, THE MONEY STORE INC. REPORTS THE FOLLOWING INFORMATION PERTAINING TO THE RESIDENTIAL TRUST 1997-I FOR THE JANUARY 12, 1998 DETERMINATION DATE.


1.  AGGREGATE AMOUNT RECEIVED                                              $7,361,929.47

    LESS: SERVICE FEE                                                          58,680.47
          CONTINGENCY FEE                                                      58,680.47
          OTHER SERVICER FEES (Late Charges / Escrow)                          22,065.71
          UNREIMBURSED MONTHLY ADVANCES                                             0.00
                                                                      ------------------
                                                                              139,426.65
    PLUS: MONTHLY ADVANCE - INCLUDING
            COMPENSATING INTEREST                                                   0.00
          PRE-FUNDING ACCOUNT TRANSFER                                              0.00
          CAPITALIZED INTEREST ACCOUNT TRANSFER                                     0.00
                                                                      ------------------
                                                                                    0.00
    AMOUNT WITHDRAWN FROM THE CERTIFICATE
    ACCOUNT PURSUANT TO SECTION 6.01(b)(vi)                                         0.00
                                                                      ------------------
    AVAILABLE REMITTANCE AMOUNT (I-2)                                      7,222,502.82
                                                                      ==================

2.  (A) ORIGINAL CLASS A-1 PRINCIPAL BALANCE
                                                                          104,098,475.22

    (B) ORIGINAL CLASS A-2 PRINCIPAL BALANCE
                                                                           64,708,000.00

    (C) ORIGINAL CLASS A-3 PRINCIPAL BALANCE
                                                                           49,602,000.00

    (D) ORIGINAL CLASS M-1 PRINCIPAL BALANCE
                                                                           29,710,000.00

    (E) ORIGINAL CLASS M-2 PRINCIPAL BALANCE
                                                                           17,391,000.00

    (F) ORIGINAL CLASS B PRINCIPAL BALANCE
                                                                           23,913,000.00

3.  PRINCIPAL DISTRIBUTION AMOUNTS :
    CLASS A-1                                                               5,590,995.64
    CLASS A-2                                                                       0.00
    CLASS A-3                                                                       0.00
    CLASS M-1                                                                       0.00
    CLASS M-2                                                                       0.00
    CLASS B                                                                         0.00

  TOTAL  PRINCIPAL DISTRIBUTION AMOUNT :                                    5,590,995.64



4.    (A) CLASS A INTEREST SHORTFALL CARRYFORWARD AMOUNT                                        0.00
          CLASS M INTEREST SHORTFALL CARRYFORWARD AMOUNT                                        0.00
          CLASS B INTEREST SHORTFALL CARRYFORWARD AMOUNT                                        0.00
          AGGREGATE INTEREST SHORTFALL CARRYFORWARD AMOUNT                                      0.00

      (B) CLASS A REALIZED LOSS AMOUNT                                                          0.00
          CLASS M REALIZED LOSS AMOUNT                                                          0.00
          CLASS B REALIZED LOSS AMOUNT                                                          0.00
          AGGREGATE REALIZED LOSS AMOUNT                                                        0.00

5.  AVAILABLE MAXIMUM SUBORDINATION AMOUNT                                              7,604,173.00

6.  PRINCIPAL PREPAYMENT RECEIVED DURING
    THE DUE PERIOD
    AMOUNT                                                                              2,717,311.34
    # OF LOANS                                                                                   268

7.  AMOUNT OF CURTAILMENTS RECEIVED DURING
    THE DUE PERIOD                                                                        487,229.99

8.  AMOUNT OF EXCESS AND MONTHLY PAYMENTS
    IN RESPECT OF PRINCIPAL RECEIVED DURING
    THE DUE PERIOD                                                                        839,736.56

9.  AMOUNT OF INTEREST RECEIVED                                                         3,291,312.54

10.   (A) AMOUNT OF MONTHLY ADVANCES TO BE MADE ON
          THE DETERMINATION DATE
          MONTHLY ADVANCE TO BE DEPOSITED IN THE CERTIFICATE
          ACCOUNT PURSUANT TO SECTION 6.01 (a) (ii)                                             0.00

      (B) AMOUNT OF COMPENSATING INTEREST                                                   1,283.30

11. DELINQUENT AND FORECLOSURE INFORMATION (EXHIBIT L)

12. AMOUNT OF REALIZED LOSSES DURING
    THE DUE PERIOD                                                                         41,098.09

13. CLASS A-1 REMITTANCE AMOUNT:
      (A) CURRENT INTEREST REQUIREMENT                               556,926.84
      (B) PRINCIPAL DISTRIBUTION AMOUNT                            5,590,995.64
      (C) CARRY FORWARD AMOUNT                                             0.00
      (D) MONTHLY ADVANCE                                                  0.00

      TOTAL CLASS A-1 REMITTANCE AMOUNT                                                 6,147,922.48

    CLASS A-2 REMITTANCE AMOUNT:
      (A) CURRENT INTEREST REQUIREMENT                               349,423.20
      (B) PRINCIPAL DISTRIBUTION AMOUNT                                    0.00
      (C) CARRY FORWARD AMOUNT                                             0.00
      (D) MONTHLY ADVANCE                                                  0.00

      TOTAL CLASS A-2 REMITTANCE AMOUNT                                                   349,423.20

    CLASS A-3 REMITTANCE AMOUNT:
      (A) CURRENT INTEREST REQUIREMENT                               276,117.80
      (B) PRINCIPAL DISTRIBUTION AMOUNT                                    0.00
      (C) CARRY FORWARD AMOUNT                                             0.00
      (D) MONTHLY ADVANCE                                                  0.00

      TOTAL CLASS A-3 REMITTANCE AMOUNT                                                   276,117.80



      CLASS A REMITTANCE AMOUNT:
         (A) CURRENT INTEREST REQUIREMENT                   1,182,467.84
         (B) PRINCIPAL DISTRIBUTION AMOUNT                  5,590,995.64
         (C) CARRY FORWARD AMOUNT                                   0.00
         (D) MONTHLY ADVANCE                                        0.00

         TOTAL CLASS A REMITTANCE AMOUNT                                            6,773,463.48

      CLASS M-1 REMITTANCE AMOUNT:
         (A) CURRENT INTEREST REQUIREMENT                     175,412.79
         (B) PRINCIPAL DISTRIBUTION AMOUNT                          0.00
         (C) CARRY FORWARD AMOUNT                                   0.00
         (D) MONTHLY ADVANCE                                        0.00

         TOTAL CLASS M-1 REMITTANCE AMOUNT                                            175,412.79

      CLASS M-2 REMITTANCE AMOUNT:
         (A) CURRENT INTEREST REQUIREMENT                     109,200.99
         (B) PRINCIPAL DISTRIBUTION AMOUNT                          0.00
         (C) CARRY FORWARD AMOUNT                                   0.00
         (D) MONTHLY ADVANCE                                        0.00

         TOTAL CLASS M-2 REMITTANCE AMOUNT                                            109,200.99

      CLASS M REMITTANCE AMOUNT:
         (A) CURRENT INTEREST REQUIREMENT                     284,613.78
         (B) PRINCIPAL DISTRIBUTION AMOUNT                          0.00
         (C) CARRY FORWARD AMOUNT                                   0.00
         (D) MONTHLY ADVANCE                                        0.00

         TOTAL CLASS M REMITTANCE AMOUNT                                              284,613.78

      CLASS B REMITTANCE AMOUNT:
         (A) CURRENT INTEREST REQUIREMENT                     149,954.44
         (B) PRINCIPAL DISTRIBUTION AMOUNT                          0.00
         (C) CARRY FORWARD AMOUNT                                   0.00
         (D) MONTHLY ADVANCE                                        0.00

         TOTAL CLASS B REMITTANCE AMOUNT                                              149,954.44

   AGGREGATE REMITTANCE AMOUNT:
         (A) CURRENT INTEREST REQUIREMENT                   1,617,036.06
         (B) PRINCIPAL DISTRIBUTION AMOUNT                  5,590,995.64
         (C) CARRY FORWARD AMOUNT                                   0.00
         (D) MONTHLY ADVANCE                                        0.00

         TOTAL REMITTANCE AMOUNT                                                    7,208,031.70

   14. (A) REIMBURSABLE AMOUNT (I-22)                                                       0.00
         (B) GP REMITTANCE AMOUNT PAYABLE                                                   0.00


    15.(A) CLASS A-1 PRINCIPAL BALANCE AFTER
            DISTRIBUTION TO BE MADE ON THE
            REMITTANCE DATE AND AFTER ALLOCATION
            OF REALIZED LOSSES                                                     98,507,479.58


    (B) CLASS A-2 PRINCIPAL BALANCE AFTER
        DISTRIBUTION TO BE MADE ON THE
        REMITTANCE DATE AND AFTER ALLOCATION
        OF REALIZED LOSSES                                                                                             64,708,000.00

    (C) CLASS A-3 PRINCIPAL BALANCE AFTER
        DISTRIBUTION TO BE MADE ON THE
        REMITTANCE DATE AND AFTER ALLOCATION
        OF REALIZED LOSSES                                                                                             49,602,000.00

    (D) CLASS M-1 PRINCIPAL BALANCE AFTER
        DISTRIBUTION TO BE MADE ON THE
        REMITTANCE DATE AND AFTER ALLOCATION
        OF REALIZED LOSSES                                                                                             29,710,000.00

    (E) CLASS M-2 PRINCIPAL BALANCE AFTER
        DISTRIBUTIONS TO BE MADE ON THE
        REMITTANCE DATE AND AFTER ALLOCATION
        OF REALIZED LOSSES                                                                                             17,391,000.00

    (F) CLASS B PRINCIPAL BALANCE AFTER
        DISTRIBUTIONS TO BE MADE ON THE
        REMITTANCE DATE AND AFTER ALLOCATION
        OF REALIZED LOSSES                                                                                             23,913,000.00

    (G) TOTAL POOL PRINCIPAL BALANCE AFTER
        DISTRIBUTION TO BE MADE ON THE
        REMITTANCE DATE AND AFTER ALLOCATION
        OF REALIZED LOSSES                                                                                            283,831,479.58

16. TRIGGER EVENT CALCULATION                                                                                      TRIGGER ACTIVATED

THE TRIGGER EVENT WILL BE IN EFFECT IF EITHER

    (1) (i)  DOES NOT EXCEED 50% OF (ii)
        (i)  SIXTY-DAY DELINQUENCY RATIO                                                         1.71%
        (ii) CLASS A CREDIT ENHANCEMENT PERCENTAGE                                               4.03%     42.42%         NO

    (2) BOTH (A) AND (B)

        (A) EITHER (X) OR (Y)
            (X) THE WEIGHTED AVERAGE FIVE-MONTH SIXTY-DAY DELINQUENCY RATIO
                EXCEEDS 9%           OR                                                          0.00%
            (Y) THE CUMULATIVE REALIZED LOSSES EXCEEDS $3,913,056.00                         55,143.68        NO

        (B) EITHER (X) OR (Y)
            (X) THE WEIGHTED AVERAGE FIVE-MONTH SIXTY-DAY DELINQUENCY RATIO
                EXCEEDS 15%           OR                                                         0.00%
            (Y) THE CUMULATIVE REALIZED LOSSES EXCEED $13,043,520                            55,143.68        NO          NO

    (3)  (i) IS GREATER THAN 75% OF (ii)
        (i)  PRIOR CLASS A & CLASS M PRINCIPAL BALANCES                                 265,509,475.22
        (ii) PRINCIPAL BALANCE AS OF THE END OF THE SECOND PRECEDING DUE PERIOD         227,580,178.63    116.67%         YES

                                                                                                                     -------------
                 IF EITHER (1), (2) OR (3) = "YES", THEN THE TRIGGER EVENT IS ON EFFECT                                   YES
                                                                                                                     -------------

17. CUMULATIVE REALIZED LOSSES                                                                                55,143.68

18. AMOUNT BY WHICH THE FORMULA DISTRIBUTION AMOUNT
    EXCEEDS THE CLASS DISTRIBUTION AMOUNT                                                                          0.00

19. (A) SERVICING FEE FOR THE RELATED DUE PERIOD                                                              58,680.47

    (B) CONTINGENCY FEE FOR THE RELATED DUE PERIOD                                                            58,680.47

    (C) AMOUNT TO BE DEPOSITED TO THE EXPENSE ACCOUNT - TRUSTEE                                               14,471.12

    (D) FHA PREMIUM ACCOUNT                                                                                    4,294.11

20. AMOUNT OF PAYMENTS AND REIMBURSEMENTS TO THE
    SERVICERS PURSUANT TO:

      (A) SECTION 5.04 (b)                                                                                         0.00
      (B) SECTION 5.04 (c)                                                                                         0.00
      (C) SECTION 5.04 (d)(ii)                                                                                     0.00
      (D) SECTION 5.04 (e)                                                                                         0.00
      (E) SECTION 5.04 (f)(i)                                                                                117,360.94

21. CLASS A-1 POOL FACTOR (I-5):
    CURRENT CLASS A-1 PRINCIPAL BALANCE                                          98,507,479.58               0.85900694
    ORIGINAL CLASS A-1 PRINCIPAL BALANCE                                        114,676,000.00

    CLASS A-2 POOL FACTOR (I-5):
    CURRENT CLASS A-2 PRINCIPAL BALANCE                                          64,708,000.00               1.00000000
    ORIGINAL CLASS A-2 PRINCIPAL BALANCE                                         64,708,000.00

    CLASS A-3 POOL FACTOR (I-5):
    CURRENT CLASS A-3 PRINCIPAL BALANCE                                          49,602,000.00               1.00000000
    ORIGINAL CLASS A-3 PRINCIPAL BALANCE                                         49,602,000.00

    CLASS M-1 POOL FACTOR (I-5):
    CURRENT CLASS M-1 PRINCIPAL BALANCE                                          29,710,000.00               1.00000000
    ORIGINAL CLASS M-1 PRINCIPAL BALANCE                                         29,710,000.00

    CLASS M-2 POOL FACTOR (I-5):
    CURRENT CLASS M-2 PRINCIPAL BALANCE                                          17,391,000.00               1.00000000
    ORIGINAL CLASS M-2 PRINCIPAL BALANCE                                         17,391,000.00

    CLASS B POOL FACTOR (I-5):
    CURRENT CLASS B-1 PRINCIPAL BALANCE                                          23,913,000.00               1.00000000
    ORIGINAL CLASS B-2 PRINCIPAL BALANCE                                         23,913,000.00

    POOL  FACTOR:
    CURRENT POOL PRINCIPAL BALANCE                                              283,831,479.58               0.94610493
    ORIGINAL POOL  PRINCIPAL BALANCE                                            300,000,000.00

22. (A) WEIGHTED AVERAGE MORTGAGE INTEREST RATE                                                                14.004%

    (B) ADJUSTED MORTGAGE INTEREST RATE OF THE MORTGAGE LOANS                                                  15.554%

    (C) WEIGHTED AVERAGE CLASS A-1, CLASS A-2
        CLASS A-3, CLASS M-1, CLASS M-2 AND CLASS B
        ADJUSTED MORTGAGE LOAN REMITTANCE RATE                                                                 6.770%

                                                                                ---------------------------------------------------
     (D) WEIGHTED AVERAGE MORTGAGE INTEREST RATE FOR                              10/31/97           11/30/97            12/31/97
                                                                                ---------------------------------------------------
                                                                                  14.012%             14.008%             14.004%

23. (A) SENIOR PERCENTAGE                                                                                     100.00%

    (B) CLASS B PERCENTAGE                                                                                      0.00%

24. (A) SPREAD AMOUNT                                                                                           0.00

    (B) SPECIFIED SUBORDINATED AMOUNT                                                                  24,250,000.00

25. (A) CLASS A APPLIED REALIZED LOSS AMOUNT                                                                    0.00
        CLASS M APPLIED REALIZED LOSS AMOUNT                                                                    0.00
        CLASS B APPLIED REALIZED LOSS AMOUNT                                                                    0.00

    (B) UNPAID  CLASS A REALIZED LOSS AMOUNT                                                                    0.00
        UNPAID  CLASS M REALIZED LOSS AMOUNT                                                                    0.00
        UNPAID  CLASS B REALIZED LOSS AMOUNT                                                                    0.00

26. ACCELERATED PRINCIPAL AMOUNT FOR THE CURRENT REMITTANCE DATE                                        1,546,717.75

27. (A) AMOUNT TO BE DEPOSITED INTO THE FHA PREMIUM ACCOUNT
        FOR THE DUE PERIOD                                                                                  4,294.11
    (B) AMOUNT REIMBURSABLE TO THE SERVICER AND/OR THE
        CERTIFICATE INSURER FROM THE FHA ACCOUNT PURSUANT TO 6.06(b)(i)                                     9,681.15

 28. AMOUNT OF FHA PAYMENTS AND RELATED PAYMENTS
     RECEIVED DURING THE MONTH                                                                                  0.00

 29. THE RESERVE AMOUNT FOR THE DUE PERIOD                                                             30,000,000.00

 30. CLAIMS FILED DURING THE DUE PERIOD                                                                         0.00

 31. CLAIMS PAID DURING THE PERIOD                                                                              0.00

 32. CLAIMS DENIED BY FHA DURING THE PERIOD                                                                     0.00

 33. CLAIMS PENDING PAYMENT BY FHA DURING THE DUE PERIOD                                                        0.00

 34. OTHER INFORMATION                                                                                        N/A

                                   EXHIBIT O
                 REMIC DELINQUENCIES AS OF -DECEMBER 31, 1997


RESIDENTIAL     OUTSTANDING                  #
TRUST           DOLLARS                      ACCOUNTS             RANGES               AMOUNT             NO           PCT
1997-I              $278,781,485.90           20,452               1 TO 29 DAYS        27,790,692.96      2,375         9.97%
                                                                  30 TO 59 DAYS         3,208,813.88        325         1.15%
                                                                  60 TO 89 DAYS         1,853,380.21        183         0.66%
                                                                  90 AND OVER           2,913,020.44        324         1.04%

                                                                  FORECLOSURE                   0.00          0         0.00%
                                                                  REO PROPERTY                  0.00          0         0.00%



                                                                  TOTALS              $35,765,907.49      3,207            12.83%
                                                                                    =============================================

RESIDENTIAL TRUST 1997-I

The following additional information, presented in dollars, pursuant to Section
6.10 subclauses (ii), (vi), (vii), (viii), (xiii), (xv), (xxii) is provided for each Class per $1,000 original dollar amount as of the Cut-Off Date.


SUBCLAUSE           CLASS A-1      CLASS A-2    CLASS A-3      CLASS M-1
-------------------------------------------------------------------------
(ii)                 1,096.93      1,047.06     1,792.30         896.91

(vi)                    28.63          0.00         0.00           0.00

(vii)                    5.13          0.00         0.00           0.00

(viii)                   8.85          0.00         0.00           0.00

(xiii)    (a)            5.87          5.65         9.98           5.30
          (b)           58.91          0.00         0.00           0.00
          (c)            0.00          0.00         0.00           0.00
          (d)            0.00          0.00         0.00           0.00

(xv)                 1,038.01      1,047.06     1,792.30         896.91

(xxxv)                   0.00          0.00         0.00           0.00


SUBCLAUSE                           CLASS M-2                  CLASS B
----------                         ----------                ----------
(ii)                                 927.52                    1,739.13

(vi)                                   0.00                        0.00

(vii)                                  0.00                        0.00

(viii)                                 0.00                        0.00

(xiii)     (a)                         5.82                       10.91
           (b)                         0.00                        0.00
           (c)                         0.00                        0.00
           (d)                         0.00                        0.00

(xv)                                 927.52                    1,739.13

(xxxv)                                 0.00                        0.00